UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, AZ 85383

(Address of principal executive offices) (Zip Code)

(866) 370-3835

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement Offering

On March 3, 2021, the Taronis Fuels, Inc. (the “Company”) closed a private placement offering (the “Offering”) of shares of its restricted common stock, par value $0.000001 (“Common Stock”), and warrants to purchase Common Stock (“Warrants”) in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D and Rule 506(b) as promulgated thereunder. In connection with the Offering, the Company entered into a Private Placement Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Purchasers”). Pursuant to the Subscription Agreement, the Company agreed to sell the Purchasers an aggregate of 587,334 shares of restricted Common Stock at a price per share of $3.00. In addition, the Company issued the Purchasers an aggregate of 587,334 Warrants. The Warrants have a term of three (3) years and an exercise price of $3.00. The Subscription Agreement and Warrants each contain a lock-up provision prohibiting the Purchasers from, among other things, disposing of the shares of Common Stock issued in the Offering, and shares of Common Stock that may be issued upon the exercise of the Warrants, prior to May 31, 2021. The Company agreed to provide the Purchasers piggy-back registration rights in the event the Company files a registration statement seeking to register any of its securities.

The Company received a total of approximately $1.7 million in gross proceeds from the Offering. The Company consummated the Offering to access additional capital to help fund its operations and working capital requirements, including to help fund unexpected administrative expenses in connection with a consent solicitation initiated by certain of the Company’s shareholders.

The foregoing descriptions of the terms of the Subscription Agreement and the Warrants, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Subscription Agreement and form of Warrant, copies of which are filed hereto as Exhibit 10.1 and Exhibit 4.1, respectively, and incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company eliminated certain liabilities through the issuance of restricted Common Stock in lieu of cash due in part to the cash funding needs presented by unexpected administration expenses in connection with the shareholder-initiated consent solicitation.

On February 25, 2021, the Company issued the holder of a promissory note 25,000 shares of restricted Common Stock in consideration of and as an inducement to forgive the Company from any unintentional payment defaults that occurred through February 22, 2021 in connection with a promissory note dated May 26, 2020. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 25, 2021, the Company issued the holder of a promissory note 25,000 shares of restricted Common Stock in consideration of and as an inducement to forgive the Company from any unintentional payment defaults that occurred through February 22, 2021 in connection with a promissory note dated May 26, 2020. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 25, 2021, the Company issued a consultant 50,000 shares of restricted Common Stock in lieu of cash consideration due to the consultant under two separate consulting agreements. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 25, 2021, the Company issued a consultant 45,000 shares of restricted Common Stock in lieu of cash consideration due to the consultant through December 31, 2021. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 25, 2021, the Company issued a consultant 10,000 shares of restricted Common Stock as partial consideration for entering into a certain Media Advertising Agreement dated February 17, 2021. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 25, 2021, the Company issued the landlord for its corporate headquarters 125,000 shares of restricted Common Stock in lieu of cash consideration to increase the Company’s security deposit to mitigate the risk to the lease posed by the Activist Consent Solicitation. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 26, 2021, the Company issued the holder of a promissory note 25,000 shares of restricted Common Stock in consideration of and as an inducement to forgive the Company from any unintentional payment defaults that occurred through February 26, 2021 in connection with a promissory note dated May 26, 2020. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 26, 2021, the Company issued a consultant 25,000 shares of restricted Common Stock in consideration for extending its Media Advertising Agreement dated February 17, 2021 by an additional month. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 26, 2021, the Company issued a landlord 30,000 shares of restricted Common Stock as a security deposit for a new three-year lease on two locations the Company currently leases from the landlord in Texas. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 26, 2021, the Company issued the seller of certain assets 25,000 shares of restricted Common Stock in consideration of and as an inducement to forgive the Company from any unintentional payment defaults that occurred through February 26, 2021 in connection with the purchase of those assets. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

On February 26, 2021, the Company issued the seller of certain assets 25,000 shares of restricted Common Stock in consideration of and as an inducement to forgive the Company for its current payment default under that certain promissory note dated August 3, 2020 entered into to pay the remainder of the purchase price. The shares were issued with a price per share of $4.40. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Form of Private Placement Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2021	TARONIS FUELS, INC.

	By:	/s/ Scott Mahoney
	Name:	Scott Mahoney
	Title:	Chief Executive Officer